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                                                                   EXHIBIT 10.91
                                  June 25, 2003

                  Deutsche Bank AG. New York Branch
                  60 Wall Street, 19th Floor
                  New York, NY 10005

                  Ladies and Gentlemen:

                           Pursuant to Section 2.03 of the Warehouse Note
                  Purchase and Security Agreement, dated as of May 1, 2003 (the "Warehouse Note Purchase and Security Agreement"), among Nelnet Education Loan Funding, Inc. (the "Borrower"), Wells Fargo Bank Minnesota, National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, YC SUSI Trust, as a conduit lender, Bank of America, N.A., as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generale, as a facility agent and an alternate lender, and Bank of America, N.A., as administrative agent, the Borrower hereby request that the Deutsche Bank Facility Group increase its Commitment under the Warehouse Note Purchase and Security Agreement from $250,000,000 to $350,000,000 effective on June 26, 2003. Please acknowledge your acceptance, as the Deutsche Bank Facility Agent on behalf of the Deutsche Bank Facility Group, of this increase in the Commitment of Deutsche Bank AG, New York Branch, as Alternate Lender, for the Deutsche Bank Facility Group by executing and returning this letter to us. Your execution of this letter shall constitute the written evidence that the Deutsche Bank Facility Group has agreed to increase its Commitment pursuant to Section
                  2.03 of the Warehouse Note Purchase and Security Agreement.

                           On the effective date of such increase, being June
                  26, 2003, the Borrower will provide Deutsche Bank AG, New York Branch, as the Deutsche Bank Facility Agent, with a replacement Senior Note in the maximum principal amount of $332,500,000 and a replacement Subordinate Note in the maximum principal amount of $17,500,000 in exchange for the existing Senior Note and Subordinate Note issued to the Deutsche Bank Facility Group.

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                           Capitalized terms used in this letter and not defined
                  herein shall have the meanings assigned to such terms in the Warehouse Note Purchase and Security Agreement.

                                    Very truly yours,

                                    NELNET EDUCATION LOAN FUNDING,
                                    INC.

                                    By: /s/ Terry Heimes
                                        --------------------------------
                                    Title: President

                  ACCEPTED AND AGREED TO:

                  DEUTSCHE BANK AG, NEW YORK BRANCH,
                  as Deutsche Bank Facility Agent.

                  By /s/ STANLEY CHAD
                     -----------------------------------
                  Title: VICE PRESIDENT

                  By /s/ DAVID MCCOLLUM
                     -----------------------------------
                  Title: MANAGING DIRECTOR

                  cc: Wells Fargo Bank Minnesota, National Association 6th and Marquette Avenue
                           Minneapolis, Minnesota 55479-0069
                           Attn: Corporate Trust Department